UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2009

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52646 (Commission File No.)	20-5919886 (I.R.S. Employer Identification No.)

1200 17th Street, Suite 980, Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 476-6455 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

     On June 18, 2009, Geovic Cameroon Plc., Registrant's 60.5%-owned subsidiary ("GeoCam"), and Deloitte & Touche Afrique Centrale Sarl (“Deloitte”), were named respondents in a summons filed in Yaoundé Cameroon by Societe Nationale D’Investissement du Cameroon ("SNI"), which owns or controls the balance of GeoCam. SNI seeks removal of Deloitte as the auditor of GeoCam. On June 24, 2009 two additional summonses were filed, naming GeoCam, which seek appointment of an expert to re-examine GeoCam's 2008 financial statements and an order cancelling GeoCam's annual shareholdeer meeting. A copy of the Press Release made by Registrant June 24, 2009 is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

     (d)    The following exhibits are furnished herewith:

              99.1 Press Release dated June 24, 2009.

GEOVIC MINING CORP.
Registrant

June 24, 2009	By: /s/ John E. Sherborne
John E. Sherborne Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 24, 2009.